Exhibit 99.5
Execution Version

THIS NOTE AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN SECTION 5 BELOW AND IN THE FIRST LIEN INTERCREDITOR AGREEMENT (AS DEFINED BELOW) AND THE SECOND LIEN INTERCREDITOR AGREEMENT (AS DEFINED BELOW); AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE FIRST LIEN INTERCREDITOR AGREEMENT AND SECOND LIEN INTERCREDITOR AGREEMENT.
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (II) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.
$20,000,000.00
AG MORTGAGE INVESTMENT TRUST, INC.
AMENDED AND RESTATED SECURED PROMISSORY NOTE
May 28, 2020
AG Mortgage Investment Trust, Inc., a Maryland corporation (the “Borrower”), for value received, hereby promises to pay to the order of AG REIT Management, LLC (the “Noteholder”) or its assigns, the sum of Twenty Million Dollars and 00/100 ($20,000,000.00) or such lesser amount as shall then be outstanding hereunder, together with all accrued and unpaid interest thereon as provided herein and all other amounts payable under this Note. The principal amount hereof and any unpaid accrued interest hereon, as set forth below, shall be due and payable on, with respect to the Initial Advance, March 31, 2021, and with respect to the Additional Advance, July 27, 2020 (the “Maturity Date”). Payment for all amounts due hereunder shall be made by wire transfer in immediately available funds to the account or accounts designated by the Noteholder in writing to the Borrower.
This Amended & Restated Note has been executed and delivered in exchange for the Noteholder’s delivery to the Borrower of $10,000,000 on April 10, 2020 (the “Initial Advance”) and $10,000,000 on April 27, 2020 (the “Additional Advance”).
The following is a statement of the rights of the Noteholder and the conditions to which this Note is subject, and to which the Noteholder hereof, by the acceptance of this Note, agrees:
1.Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:
(i)    “Borrower” has the meaning set forth above and shall include any corporation which shall succeed to or assume the obligations of AG Mortgage Investment Trust, Inc. under this Note;
(ii)    “Collateral” has the meaning set forth in the Third Lien Security Agreement;

(iii)    “Collateral Agent” means Wilmington Trust, National Association, as collateral agent for the Participating Counterparties under the First Lien Security Agreement.
(iv)    “Deposit Account Control Agreements” has the meaning set forth in the Third Lien Security Agreement;
(v)    “First Lien Intercreditor Agreement” means the Intercreditor and Subordination Agreement among the Noteholder, the Collateral Agent, and the Borrower dated as of April 10, 2020, as amended by that certain Amendment No. 1 dated as of April 27, 2020, and as may be amended further hereafter;
(vi)    “First Lien Obligations” shall have the meaning ascribed to the term “Obligations” in the First Lien Security Agreement;
(vii)    “First Lien Security Agreement” means the Security and Collateral Agency Agreement by and among the Borrower and Guarantors, as Debtors, and the Collateral Agent, as agent for the Participating Counterparties, dated as of the date hereof and as the same may be amended from time to time hereafter.
(viii)    “Forbearance Agreement” means, collectively, that certain Forbearance Agreement, dated as of April 10, 2020, by and among the Borrower, the Guarantors, and the Participating Counterparties, the Second Forbearance Agreement, dated as of April 27, 2020, by and among the Borrower, the Guarantors, and the Participating Counterparties, and any amendment, modification, or supplement to either of the foregoing agreements;
(ix)    “Guarantors” means each party listed on Schedule 1;
(x)    “Noteholder,” when the context refers to a holder of this Note, shall mean the holder named in the first paragraph hereof and any person who shall at the time be the holder of this Note as a result of an assignment to, or endorsement in favor of, such person;
(xi)    “Participating Counterparties” shall have the meaning set forth in the Forbearance Agreement;
(xii)    “Second Lien Intercreditor Agreement” means the Intercreditor and Subordination Agreement dated as of the date hereof by and among the Noteholder, [RBC], the Borrower, and any subsequent holder of Permitted Pari Passu Secured Indebtedness (as defined in the Second Lien Security Agreement) that becomes party thereto after the date hereof, as the same may be amended from time to time hereafter;
(xiii)    “Second Lien Obligations” shall have the meaning ascribed to the term “Obligations” in the Second Lien Security Agreement;
(xiv)    “Second Lien Security Agreement” means the Security Agreement by and among the Borrower, Guarantors, [RBC], and any subsequent holder of Permitted Pari Passu Secured Indebtedness (as defined in the Second Lien Security Agreement) dated as of the date hereof and as the same may be amended from time to time hereafter;
(xv)    Third Lien Security Agreement” means the Amended and Restated Security Agreement by and among the Borrower, Guarantors, and Noteholder, dated as of the date hereof, and as the same may be amended from time to time hereafter; and

(xvi)    “Uniform Commercial Code” shall mean the Uniform Commercial Code as adopted in the State of New York from time to time.
2.    Interest. Interest shall accrue on the unpaid principal balance of the $10,000,000 initial amount advanced by the Noteholder on April 10, 2020 (the “Initial Advance”) from such date until the payment in full of such Initial Advance at 6.0% per annum, computed on the basis of a three hundred sixty five (365) day year. The unpaid principal balance of the Additional Advance shall accrue interest from April 27, 2020 until the repayment in full of such Additional Advance at 6.0% per annum, computed on the basis of a three hundred sixty five (365) day year. Interest shall be payable monthly in kind through the addition of such accrued monthly interest to the outstanding principal balance of the Note. All accrued and unpaid interest on each of the Initial Advance and the Additional Advance shall be payable in full in cash on the applicable Maturity Date for each such advance.
3.    Guarantee. Each Guarantor hereby agrees that it shall be jointly and severally liable for the entire principal balance of this Note, plus all accrued and unpaid interest thereon and all other amounts payable under this Note. Each Guarantor acknowledges and agrees that the guarantee provided for hereunder shall be construed as a continuing, absolute and unconditional guarantee of payment and performance and not of collection, without regard to any defense, set-off, or counterclaim that may be available to the Borrower or any other Guarantor or any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such other Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower or any other Guarantor.
4.    Grant of Security Interest. To secure the prompt payment and performance of all obligations of the Borrower and the Guarantors to the Noteholder under this Note, the Borrower and each Guarantor hereby assigns, pledges and grants to the Noteholder a continuing security interest in and to and lien on all of its Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, on the terms and conditions set forth in the Third Lien Security Agreement.
5.    Priority of Obligations. The obligations of the Borrower and Guarantors under this Note are secured by the Collateral pursuant to the terms of the Third Lien Security Agreement. The obligations of the Borrower and Guarantors under this Note shall be senior obligations of such Borrower and each such Guarantor, subordinated solely to (i) the Obligations (as defined in the First Lien Security Agreement) as set forth in the Senior Intercreditor Agreement and (ii) the Second Lien Obligations as set forth in the Second Lien Intercreditor Agreement. No Borrower or Guarantor shall make any payment of principal or of interest on this Note, regardless of whether the Maturity Date has occurred, until the payment in full of the Obligations (as defined in the First Lien Security Agreement) and the payment in full of the Second Lien Obligations. No Borrower or Guarantor shall incur any other obligation or indebtedness that is or purports to be senior to the obligations of the Borrower or any Guarantor under this Note without the prior written consent of the Noteholder.
6.    Covenants. The Borrower covenants and agrees that the $20,000,000 received in exchange for this Note shall be deposited into an account or accounts that are or will be subject to the Deposit Account Control Agreements and constitute collateral subject to the First Lien Security Agreement, Second Lien Security Agreement and the Third Lien Security Agreement.
7.    Events of Default. Subject to the First Lien Intercreditor Agreement and Second Lien Intercreditor Agreement, if any of the events specified in this Section 7 shall occur (herein individually referred to as an “Event of Default”), the Noteholder of the Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable and exercise any or all other remedies available under the Third Lien Security Agreement or under applicable law, by notice in writing to the Borrower (provided that, in the case of an Event of Default under clause (iv) or (v) below, all such amounts shall automatically become immediately due and payable without the need for notice or any other action by the Noteholder:
(i)    Failure by the Borrower or a Guarantor to pay when due any principal of or interest on this Note or any other amount payable hereunder, whether at maturity, by reason of notice of acceleration pursuant to the terms of this Note or otherwise;
(ii)    the termination of the Forbearance Agreement and commencement of exercise of remedies thereunder or under the First Lien Security Agreement by, or at the direction of, the Participating Counterparties;
(iii)    Failure by the Borrower or a Guarantor to perform any covenant or agreement set forth in this Note;
(iv)    The institution by the Borrower or a Guarantor of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under Title 11 of the United States Code (the “ Bankruptcy Code”)or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official of a Borrower, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by a Borrower in furtherance of any such action; or
(v)    If, within 45 days after the commencement of an action against the Borrower or a Guarantor seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution, or similar relief under any present or future statute, law, or regulation, such action shall not have been dismissed or otherwise resolved in favor of the Borrowers.
8.    Prepayment. Prior to (i) the termination of the Forbearance Agreement with the consent of Participating Counterparties for which amounts remain due under an Applicable Agreement (as defined in the Forbearance Agreement) and the termination of the First Lien Intercreditor Agreement in accordance with the terms thereof, unless consented to by the Required Counterparties (as defined in the Forbearance Agreement) and (ii) the termination of the Second Lien Intercreditor Agreement, neither the Borrower nor any Guarantor may prepay the principal amount of, or any accrued and unpaid interest with respect to, the Note. Thereafter, the Borrower may, at its sole option, at any time prepay in whole or in part, without premium or penalty, the principal amount of, and accrued and unpaid interest with respect to, the Note.
9.    Transfer. This Note may not be transferred directly or indirectly, in whole or in part, to any party without the prior written consent of the Borrower. Any transfer in violation of the foregoing will be of no force and effect, will be void ab initio and will not operate to transfer any rights to the transferee.
10.    Waiver and Amendment. No provision of this Note may be amended, waived, or modified without the written consent of the Noteholder, in its sole discretion. No failure or delay on the part of the Noteholder in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, or privilege preclude other or further exercise thereof or of any other right, power, or privilege.

11.    Joint and Several Obligation of the Borrower and Guarantors. The Borrower and each Guarantor agrees that it is jointly and severally, directly, and primarily liable to the Noteholder for the payment of the amount due under this Note and that such liability is independent of the duties, obligations, and liabilities of each other party. The Borrower and each Guarantor further acknowledges and agrees that the Noteholder may enforce this Note, including its rights to Collateral, and any other document contemplated hereby independently as to each Borrower or Guarantor and independently of any other remedy or security the Noteholder may have.
12.    Waiver of Presentment, Demand, and Dishonor. The Borrower and each Guarantor hereby waives presentment for payment, protest, demand, notice of protest, notice of nonpayment and diligence with respect to this Note, and waives and renounces all rights to the benefits of any statute of limitations or any moratorium, appraisement, or exemption now provided or that hereafter may be provided by any federal or applicable state statute, including but not limited to exemptions provided by or allowed under the Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations hereunder and any and all extensions, renewals, and modifications hereof.
13.    Notices. All notices, requests, consents, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the date of transmittal of services via telecopy to the party to whom notice is to be given (with a confirming copy delivered within 24 hours thereafter), or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or overnight mail via a nationally recognized courier providing a receipt for delivery and properly addressed at the respective addresses of the parties as set forth herein. Any party may change its address for purposes of this paragraph by giving notice of the new address to each of the other parties in the manner set forth above.
14.    Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding that body of law relating to conflict of laws. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS NOTE, EACH OF THE BORROWER AND THE GUARANTORS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER AND THE GUARANTORS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT. EACH OF THE BORROWER, THE GUARANTORS, AND THE NOTEHOLDER WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY SUCH PARTY AGAINST ANY OTHER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE BORROWER, THE GUARANTORS, AND THE NOTEHOLDER AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY
15.    Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

16.    Payment of Taxes. The Borrower will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery to the Noteholder of this Note.
17.    This Amended and Restated Note amends and restates the Secured Promissory Note of Borrower to Noteholder dated April 10, 2020, as amended on April 27, 2020, and is not a novation.
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IN WITNESS WHEREOF, the Borrower and each Guarantor has caused this Note to be issued this     28     day of May, 2020.
AG MORTGAGE INVESTMENT TRUST, INC., as Borrower

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Amended and Restated AG REIT Secured Promissory Note

AG MIT CMO, LLC, as a Guarantor

By: AG MIT, LLC, its Sole Member

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Amended and Restated AG REIT Secured Promissory Note

AG MIT, LLC, as a Guarantor

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Amended and Restated AG REIT Secured Promissory Note

AG MIT INTERNATIONAL LLC, as a Guarantor

By: AG MIT, LLC, its Member

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Amended and Restated AG REIT Secured Promissory Note

AG MIT CMO EC LLC, as a Guarantor

By: AG MIT RES LLC, its Sole Member

By: AG MIT CMO, LLC, its Sole Member

By: AG MIT, LLC, its Sole Member

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Amended and Restated AG REIT Secured Promissory Note

AG MIT RES LLC, as a Guarantor

By: AG MIT CMO, LLC, its Sole Member

By: AG MIT, LLC, its Sole Member

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Amended and Restated AG REIT Secured Promissory Note

AG MIT ARC, LLC, as a Guarantor

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Amended and Restated AG REIT Secured Promissory Note

AG MIT HC, L.L.C., as a Guarantor

By: AG MIT WLG LLC, its Sole Member

By: AG MIT, LLC, its Sole Member

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Amended and Restated AG REIT Secured Promissory Note

AG MITT RPL TRS LLC, as a Guarantor

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Amended and Restated AG REIT Secured Promissory Note

AG MIT TREASURY, LLC, as a Guarantor

By: AG MORTGAGE INVESTMENT TRUST, INC., its Member

By: /s/ Raul E. Moreno
Name: Raul E. Moreno
Title: General Counsel

Amended and Restated AG REIT Secured Promissory Note

Agreed and Acknowledged:
AG REIT Management, LLC, as Noteholder
By: Angelo, Gordon & Co., L.P.,
its Member
By: /s/ Frank Stadelmaier
Name: Frank Stadelmaier
Title: Authorized Signatory
Address:
Mr. Frank Stadelmaier
Chief Operating Officer
Angelo, Gordon & Co., L.P.,
245 Park Avenue
New York, NY 10167
Email:FStadelmaier@angelogordon.com

With a copy, which shall not constitute notice, to:

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036-6745
Attn: Mark Volow
Email: mvolow@akingump.com

Amended and Restated AG REIT Secured Promissory Note

Schedule 1

Guarantors

AG MIT CMO, LLC
AG MIT, LLC
AG MIT International LLC
AG MIT CMO EC LLC
AG MIT RES LLC
AG MIT ARC, LLC
AG MIT HC, LLC
AG MITT RPL TRS LLC
AG MIT TREASURY, LLC

Amended and Restated AG REIT Secured Promissory Note